Massachusetts Mutual Variable Life Separate Account I

Supplement dated July 11, 2024

to the Prospectuses, Initial Summary Prospectuses, and Updating Summary Prospectuses, each dated April 29, 2024, as supplemented, for:

Apex VUL®

On or prior to April 19, 2024, issued by Massachusetts Mutual Life Insurance Company in all states. After April 19, 2024, issued by Massachusetts Mutual Life Insurance Company in California and New York and by C.M. Life Insurance Company in all other states.

C.M. Life Electrum SelectSM

Issued by C.M. Life Insurance Company

to the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus, each dated April 29, 2024, for:

Strategic Group Variable Universal Life® II

Issued by Massachusetts Mutual Life Insurance Company

and to the Prospectus and Updating Summary Prospectus, each dated April 29, 2024, as supplemented, for:

MassMutual ElectrumSM

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Effective July 1, 2024, this supplement amends certain information in the above-referenced prospectuses (“Prospectuses”). The information in Appendix A of the Prospectuses for the MML High Yield Fund is deleted and replaced with the following:

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Fixed Income	MML High Yield Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.89%(*)	13.21%	5.07%	4.53%

(*)	These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursements. These temporary fee reductions are reflected in their current expenses. Those contractual arrangements are designed to reduce the Fund’s total current expenses for Owners and will continue past the current year.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.massmutual.com/contact-us, or call our Service Center:

Executive Group Life – Strategic Group Variable Universal Life® II	(800) 548-0073 8 a.m.–5 p.m. Eastern Time
Institutional Insurance – C.M. Life Electrum SelectSM and MassMutual ElectrumSM	(800) 665-2654 8 a.m.–5 p.m. Eastern Time
All other variable products	(800) 272-2216 8 a.m.–8 p.m. Eastern Time

For more information about the fund, read the fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

PS24_07